UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 23, 2016 (February 1, 2016)

Enhanced Energy Solutions Corp

 (Exact name of registrant as specified in its charter)

Nevada	000-53809	27-0531073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2368 Lakeshore Rd. W, Suite 300 Oakville, Ontario, Canada	L6L 1H5

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 539-6109

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

There are statements in this current report that are not historical facts and constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.  These forward looking statements can be identified by use of terminology such as "believe," "potential," "may," "will,” and similar expressions.  You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control, such as the volatility in mineral resources markets, economically insufficient mineralized material, fluctuations in extraction and production costs, and inability to raise capital to continue operations.  For a complete discussion of risks, you should refer to our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, especially Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Part I, Item 1A. Risk Factors.  Although management believes that the assumptions underlying the forward looking statements included in this current report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements.  The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment.  To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements.  In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this current report will in fact transpire.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  We do not undertake any obligation to update or revise any forward-looking statements.

Item 8.01

Other Events.

Joshua Gold Resources Inc. issued a Press Release, dated March 23, 2016, announcing that it has filed a Certificate of Amendment with the Secretary of State for the State of Nevada the change the name of the Company to Enhanced Energy Solutions Corp., effective February 1, 2016.

A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit

Description

99.1

Press Release of Joshua Gold Resources Inc., dated March 23, 2016.

Dino Micacchi Chief financial Officer of Joshua Gold Resources Inc. announced today that the company  has filed a Certificate  of Amendment with the Secretary of State for the State of Nevada the change the name of the Company to Enhanced Energy Solutions Corp., effective February 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Enhanced Energy Solutions Corp.
(Registrant)

Date: March 24, 2016	By:	/S/ Dino Micacchi
Dino Micacchi CFO and Director

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